Corporate Overview September 2024

The material in this presentation regarding Tourmaline Bio, Inc. (“we,” “us” or the “Company”) is for informational purposes only. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the timing of initiation, progress and results of the Company’s current and future preclinical and clinical trials for its product candidates, including pacibekitug (also referred to as TOUR006); the therapeutic potential of pacibekitug; the timing and likelihood of seeking regulatory approval for the Company’s product candidates, including pacibekitug; the timing of submitting investigational new drug applications and other regulatory documents; the Company’s ability to achieve planned milestones; the competitive landscape for the Company’s product candidates; and the Company’s estimates regarding expenses, future revenue, capital requirements, cash runway and needs for additional financing. The words “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements. Many factors may cause differences between current expectations and actual results, including, but not limited to, unexpected safety or efficacy data observed during preclinical or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected, changes in the regulatory environment, changes in expected or existing competition, unexpected litigation or other disputes, and other risks and uncertainties, including those described in the section titled “Risk Factors” in the Company’s most recent filings with the Securities and Exchange Commission. The forward-looking statements included in this presentation represent the Company’s views as of the date of this presentation. The Company undertakes no obligation to update the information contained in this presentation to reflect new events or circumstances, except as required by law. In addition, certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. This presentation contains trademarks, services marks, trade names and copyrights of the Company and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not, imply a relationship with the Company, or an endorsement of sponsorship by the Company. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade name. Disclaimer 2

Our mission 3 We are driven by our mission to develop transformative medicines that dramatically improve the lives of patients with life-altering immune and inflammatory diseases

Emil deGoma, MD Senior Vice President, Medical Research Gerhard Hagn Senior Vice President, Head of Commercial & BD Kevin Johnson, PhD Chief Regulatory Officer Experienced leadership team 4 Ryan Robinson, CPA Chief Financial Officer Sandeep Kulkarni, MD Co-founder and Chief Executive Officer Brad Middlekauff, JD Chief Business Officer and General Counsel Yung Chyung, MD Chief Medical Officer Susan Dana Jones, PhD Chief Technology Officer Dora Rau Senior Vice President, Head of Quality Management Team Board of Directors Clay Siegall, PhD Chairman Caley Castelein, MD Aaron Kantoff Mark McDade Sapna Srivastava, PhD Parvinder Thiara Sandeep Kulkarni, MD Don Fitch Senior Vice President, Product Development

Pacibekitug (also referred to as TOUR006) has demonstrated best-in class potential: long-acting, low immunogenicity, and low-volume subcutaneous administration observed in clinical trials to date Two strategic paths to significant value creation: (1) FcRn+ and (2) cardiovascular inflammation Key highlights 5 An IL-6 renaissance is underway: new insights emerging about a broad range of indications where IL-6 may be clinically validated A late-stage clinical company: pivotal Phase 2b spiriTED TED trial and Phase 2 TRANQUILITY CV trial ongoing, pivotal Phase 3 TED trial also expected to commence in 2H 2024 Accomplished leadership team: extensive experience developing and commercializing antibodies for immune and inflammatory diseases Well-financed: cash expected to fund operations into 2027, enabling the delivery of key anticipated milestones for both strategic paths

We are in an IL-6 renaissance

First wave of IL-6 inhibition: focus on rheumatology

2010 – 2023

RA	GCA
sJIA	CRS
pJIA	NMOSD
MCD	SSc-ILD
COVID19	PMR

Sources of emerging insights:

- Sustained academic and investigator enthusiasm for IL-6
- Hypothesis-generating success from off-label experimentation
- Human translational data: genetic, biomarker, epidemiologic



Second wave of IL-6 Inhibition: driven by emerging insights

2024: Late-stage programs

- AE
- AMI
- ASCVD
- DMD
- HFpEF
- MOGAD
- TED
- UME

2024+: Large body of potential indications

Cardio:	AAA	AM
	Stroke	
Derm:	BP	PV
Endo:	Graves'	
GI:	CD	UC
Hem:	ITP	TTP
Neph:	IgAN	MN
Neuro:	CIDP	IBM
	MG	MS
Ophth:	DME	NIU
Resp:	CHP	IPF
	PAP	Sarcoid
Rheum:	AAV	IgG4-RD
	SjS	

Tourmaline-Selected Indications Key

- Cardiovascular Inflammation
- FcRn+

AAA: Abdominal aortic aneurysm; AAV: ANCA-associated vasculitis; AE: Autoimmune encephalitis; AM: Acute myocarditis; AMI: Acute myocardial infarction; ASCVD: Atherosclerotic cardiovascular disease; BP: Bullous pemphigoid; CD: Crohn's disease; CHP: Chronic hypersensitivity pneumonitis; CIDP: Chronic inflammatory demyelinating polyneuropathy; COVID19: Coronavirus disease 2019; CRS: Cytokine release syndrome; DMD: Duchenne muscular dystrophy; DME: Diabetic macular edema; GCA: Giant cell arteritis; FcRn: neonatal Fc receptor; HFpEF: Heart failure with preserved ejection fraction; IBM: Inclusion body myositis; IgAN: IgA nephropathy; IgG4-RD: IgG4 related disease; IPF: Idiopathic pulmonary fibrosis; ITP: Idiopathic thrombocytopenic purpura; MCD: Multicentric castleman's disease; MG: Myasthenia gravis; MN: Membranous nephropathy; MOGAD: Myelin oligodendrocyte glycoprotein antibody-associated disease; MS: Multiple sclerosis; NIU: Non-infectious uveitis; NMOSD: Neuromyelitis optica spectrum disorder; PAP: Pulmonary alveolar proteinosis; pJIA: Polyarticular juvenile idiopathic arthritis; PMR: Polymyalgia rheumatica; PV: Pemphigus vulgaris; RA: Rheumatoid arthritis; Sarcoid: Sarcoidosis; sJIA: Systemic juvenile idiopathic arthritis; SjS: Sjögren's syndrome; SSc-ILD: Systemic sclerosis interstitial lung disease; TED: Thyroid eye disease; TTP: Thrombotic thrombocytopenic purpura; UC: Ulcerative colitis; UME: Uveitic macular edema

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Pacibekitug: an anti-IL-6 antibody with the potential to deliver significant value to patients

Pacibekitug attributes observed to date	Potential value to patients
Long-acting with terminal half-life of ~7 weeks[1]	Dosing every 8 weeks[5] or quarterly[6]
>90% pathway inhibition after single 10mg dose[2]	Fast, deep, and durable impact across diseases
Fully human with ADAs in only 0.5% of pt[3]	Durable benefit without need to increase dose
High affinity to IL-6[4]	Volume of ≤1ml for SC injection[5]
Existing data from 448 study participants[1]	Generally well-tolerated safety profile observed to date

[1]Across six clinical trials in healthy volunteers and RA, SLE, and CD patients. [2]Data on file; single intravenous 10mg dose in Ph1 MAD study in RA patients; as measured by C-reactive protein (CRP), a pharmacodynamic marker of IL-6 signaling. [3]Generated from Medarex transgenic mouse platform; across 448 subjects dosed with pacibekitug, only 2 subjects generated anti-drug antibodies (ADAs) following treatment. [4]Data on file. [5]To be assessed based on data from prior Phase 2 trials. [6]To be evaluated in CV Phase 2 trial.

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Two strategic paths to unlock major value creation


+


IL-6 Renaissance

Emerging insights implicating IL-6 in a wide range of rare & large diseases

Pacibekitug

✓ Long-acting
✓ Low immunogenicity
✓ Low volume, SC

FcRn+

Pacibekitug has the potential to be a superior therapy for a wide range of autoantibody-driven diseases vs. FcRn inhibitors

Key expected readouts

- ❑ **2025:** spiriTED Phase 2b topline data
- ❑ **2026:** TED Phase 3 topline data
- ➢ **2025:** Satra TED Phase 3 (Satra-GO) topline data

Cardiovascular Inflammation

Pacibekitug has the potential to transform the care of high-risk patients by targeting key inflammatory pathways driving cardiovascular disease

Key expected readouts

- ❑ **H1 2025:** TRANQUILITY Phase 2 topline data
- ➢ **2025:** Zilti ASCVD in CKD Phase 3 (ZEUS) topline data
- ➢ **2026:** Zilti AMI Phase 3 (ARTEMIS) topline data

Milestones key: ❑ Internal ➢ External

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The timing of regulatory and clinical trial milestones are subject to change and additional discussion with the FDA
AMI: acute myocardial infarction; ASCVD: atherosclerotic cardiovascular disease; CKD: chronic kidney disease; Satra: satralizumab; Zilti: ziltivekimab

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Strategy Indication Preclinical Phase 1 Phase 2 Phase 3 Expected key milestones FcRn+ Thyroid Eye Disease (TED) Phase 2b topline data expected in 2025 Phase 3 expected to begin in H2 2024 Cardiovascular Inflammation Atherosclerotic Cardiovascular Disease (ASCVD) Phase 2 topline data expected in H1 2025 Clinical development plan for pacibekitug 9 Note: Hatched bars represent trials that have not yet commenced. The timing of regulatory submissions and clinical trial milestones are subject to change and additional discussion with the FDA Expect to announce at least one additional indication in 2024

FcRn+

FcRn inhibition has garnered substantial attention to date, however significant unmet need persists

What is FcRn?[1]

- Neonatal Fc receptor (FcRn) inhibition observed to lower IgG antibodies
- Mechanism relevant in disorders mediated by pathogenic IgG autoantibodies
- Two anti-FcRn therapies approved for myasthenia gravis with additional supportive data in CIDP, RA, and TED[2,3,4]

FcRn market adoption

- First approved FcRn inhibitor annualizing ~$1.5B sales in 2nd year of launch in MG[5]
- FcRn companies account for >$30B in market capitalization[6]

Key limitations of FcRn inhibition[7]

- **Efficacy limitations:** incomplete clinical response observed
- **Lack of durable efficacy:** clinical worsening occurs soon after cessation of therapy
- **High burden dosing profile:** burdensome weekly or biweekly IV or high-volume SC infusions/injections
- **Unknown long-term safety profile:** uncertain rate of infectious or other complications from sustained non-specific reduction of total IgG

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[1]Pyzik et al., Nat Rev Immunol (2023). [2]Chronic inflammatory demyelinating polyneuropathy (CIDP): ARGX, "argenx Reports Posit Topline Data from ADHERE study..." July 17, 2023. [3]Rheumatoid arthritis (RA): Taylor et al., presentation at ACR Convergence (2023). [4]Thyroid eye disease (TED): Kahaly et al., J Clin Endocrinol Metab (2023). [5]ARGX company reports and filings. [6]FactSet as of 12/29/23; assumes Momenta acquisition for $6.5B, UCB market capitalization not included. [7]VYVGART, VYVGART HYTRULO, and RYSTIGGO FDA labels.

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Pacibekitug has broad potential beyond autoantibody reduction

An FcRn+ opportunity

Modes of action for IL-6 inhibition[1,2]

IL-6 inhibition impacts:

- Pathogenic B-cell and plasma cell proliferation
- Pathogenic Th17 and Tfh cell proliferation and differentiation
- Acute phase proinflammatory signaling
- Circulation of pathogenic autoantibodies

Potential benefits of IL-6 inhibition versus FcRn inhibition

	IL-6 inhibition[1,2,3]	FcRn inhibition[4,5,6]
Autoantibody reductions	✓	✓
Inhibition of autoantibody production	✓	✗
Anti-inflammatory effects beyond autoantibody reduction	✓	✗
Durability of effect	✓	✗
Low administration burden	✓	✗
Favorable long-term safety profile observed to date	✓	?

[1]Cabezas et al., Front Immunol (2022). [2]Dienz et al., J Exp Med (2009). [3]Tourmaline PK/PD modelling. [4]Howard et al., Lancet Neurol (2021). [5]Patel and Bussel, J Allergy Clin Immunol (2020). [6]VYVGART, VYVGART HYTRULO, and RYSTIGGO FDA labels.

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TED: our beachhead indication designed to validate pacibekitug's FcRn+ potential in autoantibody-driven diseases

1 High unmet medical need with significant market opportunity

- TED patients experience significant disease burden driven by inflammation, proptosis, double-vision, and pain
- ~30k new patients each year in the U.S. (average age at diagnosis is ~45)[1,2]
- ~80%[3] of moderate-to-severe TED patients not receiving an FDA-approved treatment, which we believe may be related to significant limitations such as risk of permanent hearing impairment / loss:
  - Vast majority of US treaters report unmet need across all aspects of treatment (efficacy, safety, administration)[4]

2 Extensive third-party clinical support that IL-6 inhibition may address key unmet needs

- 50+ publications with 350+ patients demonstrate the therapeutic potential of IL-6 pathway inhibition in TED
- IL-6 may play a more central and upstream role in TED pathogenesis than IGF-1R or FcRn
- Many TED treaters already routinely utilize IL-6 inhibition in their practice[4]

3 Pacibekitug has best-in-disease potential in TED

- Deep inhibition of IL-6 pathway observed to date offers potential for durable efficacy across many endpoints
- Existing clinical database supports the potential for a well-tolerated profile at selected doses
- Q8W dosing would allow for a patient-friendly, low burden treatment course

[1]Lazarus, Best Pract. Res. Clin. Endocrinol. Metab. (2012). [2]Bartalena et al., Front. Endocrinol. (2020). [3]Horizon Q3 2022 earnings call. [4]Tourmaline market research.

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1. Safety issues: Risk of potentially permanent hearing loss2 2. Limited durability: Growing real-world effectiveness data reveals larger than anticipated number of non-responders / high relapse rate3,4 3. High level of inconvenience & complexity: – IV Q3W (n=8)2 but limited access to infusion centers5 – Numerous visits and high time commitment (HCPs and patients)5 – Need for serial audiograms, as per label2,6 – Burdensome reimbursement approval process7 1Horizon and Amgen company reports and filings. 2TEPEZZA FDA label. 3Kahaly et al., Thyroid (2021) (ATA 2021 presentation). 4Rosenblatt et al., Ophthalmic Plast Reconstr Surg (2023). 5Tourmaline market research. 6Chow and Silkiss, BMJ Case Rep (2022). 7Horizon Therapeutics Public Ltd. Co. Q2 2023 Form 10-Q. IGF-1R class limitations present a significant opportunity for novel therapeutic approaches in TED 14 Sales ($M)1 TEPEZZA U.S. revenues have been stagnating since 2021… …believed to be due to real-world experience $24 $166 $287 $344 $2 $453 $616 $590 $502 $480 $491 $494 $405 $446 $453 $467 $424 $479 -- $100 $200 $300 $400 $500 $600 $700 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024

1Horizon Q3 2022 earnings call; LTM = last twelve months. 2Tourmaline market research; endo = endocrinologist; ophth = ophthalmologist. 3AAMC 2022 Physician Specialty Data Report. 4Hussey and Tao, Orbit (2022). Despite an FDA-approved medicine, the vast majority of moderate-to-severe TED patients remain untreated Most TED patients are not receiving TEPEZZA… …or only get it relatively late in the treatment journey2 Endo (~8.2k3) monitors thyroid levels, treats mainly mild TED Ophth (~18.9k3) manages moderate-severe ocular symptoms Oculoplastic Surgeons (~1.2k4) manages severe disease and/or inadequate response to steroids Mild Moderate Severe / Sight-Threatening TEPEZZA 15 Surgery 0% 20% 40% 60% 80% 100% High Proptosis, High CAS TED Patients % o f P a ti e n ts Untreated 16,000 80% Treated with Tepezza 4,000 20% Simplified Treatment Journey2TEPEZZA US LTM penetration1 Most refer out to other specialists today but many indicate interest in treating as new advanced therapies become available

IL-6 inhibition has the potential to address a central and upstream driver of TED



Anti-IL-6
IL-6
1) Inhibits formation of autoantibodies
Memory B-cell
TFh
IL-6 +
CD4 T-cell
IL-6 +
B-cell
IL-21
IL-6 + Survival
Plasma cell
Anti-FcRn
Anti-TSHR/IGF-1R autoantibodies
1
2
3
Anti-IGF-1R
Orbital fibroblasts
2) Inhibits T-cell driven inflammation
CD4 T-cell
TGF-β IL-6 +
Th17
IL-17A
IL-22
TNFα
IL-1β
Orbital tissue expansion:
Proptosis
Diplopia
Eyelid retraction
Optic nerve compression
3) Inhibits orbital fibroblast signaling and differentiation
Hyaluronan
Adipocytes
Myofibroblasts
Inflammation:
Pain
Redness
Swelling

Adapted from Huang et al., Eye (2018); Hodgson and Rajaii, Ophthalmol Ther (2020); Fang et al, Front Endocrinol (2021); Smith et al., Eye (2019); and Cabezas et al., Front. Immunol. (2022)

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Over 50 publications support the therapeutic potential of IL-6 pathway inhibition in TED

Study Details				Key Endpoints		
First author	Year	Study type	N treated	Proptosis response rate	CAS response rate	% autoantibody reduction
Pérez-Moreiras	2021	Retro	54	78	89	75
Sánchez-Bilbao	2020	Obs	48	NR	NR	NR
Atienza-Mateo	2018	Retro	29	NR	NR	NR
Lee	2024	Prosp	19	11	47	56
Pérez-Moreiras	2014	Prosp	18	72	100	76
Pérez-Moreiras	2018	RCT	15	93	60	NS
de la Fuente Bursón	2020	Retro	15	NR	NR	NR
Pereira	2023	Retro	14	NR	NR	NR
Habroosh	2024	Prosp	13	100	31	68
Boutzios	2023	Obs	12	NR	NR	84
Pampín-Sánchez	2022	Retro	11	75	73	NR
Moi	2022	Retro	10	CI	80	75
Cortez	2022	Prosp	10	10	100	81
Silkiss	2020	CS	9	CI	56	74
Smith	2021	Retro	9	78	100	54
Bielefeld	2019	Obs	8	NR	NR	NR
Ceballos-Marcias Jose	2020	CS	8	NR	75	41
Bennedjai	2020	Retro	7	NR	NR	73
Moás	2022	Obs	7	NR	NR	92
Toro-Tobon	2023	Retro	6	50	NR	NR
de Pablo Gomez	2018	CS	5	NR	60	NR
Navarrete	2022	Retro	5	NR	NR	NR
Ribi	2017	CS	3	33	67	NR
Maldiney	2020	CS	3	67	NR	NR
Stevens	2022	Retro	3	100	67	NR
Russell	2017	CS	2	NR	0	NR
Sy	2017	CS	2	CI	50	69

Study Details				Key Endpoints		
First author	Year	Study type	N treated	Proptosis response rate	CAS response rate	% autoantibody reduction
Copperman	2019	CS	2	100	0	NR
Coy	2019	CS	2	NR	50	NR
Sierra Osorio	2020	CS	2	100	100	NR
Park	2021	CS	2	100	100	NR
Abeillon-du Payrat	2022	CS	2	100	50	NR
Butnaru	2013	CR	1	NR	100	NR
Gómez Rodríguez	2014	CR	1	NR	100	NR
Bielefeld	2017	CR	1	CI	NR	NR
Canas	2018	CR	1	100	NR	NR
Pascual-Camps	2018	CR	1	NR	NR	NR
Garreta Fontelles	2019	CR	1	NR	NR	93
Mehmet	2020	CR	1	0	NR	NR
Kaplan	2020	CR	1	NR	0	85
Cayon-Blanco	2020	CR	1	NR	100	NR
Tran	2020	CS	1	NR	NR	NR
Ruiz	2021	CR	1	NR	NR	NR
Albrashdi	2022	CR	1	100	NR	NR
Cezara	2022	CR	1	NR	0	NR
Mohamed	2022	CS	1	0	0	NR
Moleiro	2022	CR	1	100	NR	86
Almazrouei	2023	CR	1	NR	NR	NR
Cuculescu	2023	CR	1	CI	0	NR
Nirmalan	2023	CS	1	NR	NR	NR
Pramono	2023	CR	1	NR	NR	NR
Rymuza	2024	CR	1	100	0	8
Weighted Mean				68%	72%	71%
Smith 2017 (tepro Phase 2)				71%	69%	N/A
Douglas 2020 (tepro Phase 3)				83%	59%	N/A

We believe many of these reports may underestimate the true efficacy of IL-6 inhibition

- 350+ mostly steroid-refractory patients
- Late IL-6 inhibition (>9 months post symptom onset) when disease may have exited active phase
- Exposure to IL-6 inhibition may have been suboptimal (<6 months)
- Tourmaline market research with over 100 TED treaters suggests many HCPs already routinely utilize IL-6 inhibition in their practice

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Proptosis response rate is generally defined in the data outlined here as a ≥2 mm proptosis improvement in the worse eye at baseline without any worsening in the other eye. CAS response rate is generally defined in the data outlined here as a CAS of 0 or 1. Studies referenced in this table represent investigator-led studies and were not designed with the intent of generating evidence for an approval of tocilizumab or sarilumab in TED. The majority of these studies were not designed with power to detect statistical significance. Retro: retrospective. Obs: observational. Prosp: prospective. RCT: randomized controlled trial. CS: case series. CR: case report. NR: not reported. NS: not significant. CI: clear improvement. Tepro: teprotumumab. Publications available upon request

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18 Deep & broad efficacy • Meaningful reduction of proptosis • Important improvement of CAS and diplopia Durable • Inhibition of production of anti-TSHR auto-antibodies • Durable response, in part due to low immunogenicity Patient-friendly • SC, ≤1ml injections, every 8 weeks • Finite treatment for most of patients with flexibility where needed Well-tolerated • Well-tolerated safety profile, manageable with routine monitoring • Lack of permanent or irreversible side effects Potential target profile of pacibekitug Market research indicates pacibekitug’s potential to become an optimal first-line therapy and market leader in TED The characteristics presented reflect outcomes that may not be representative of pacibekitug. The results of past clinical trials may not be indicative of future results, and the results of future or ongoing clinical trials may not demonstrate some or any of the characteristics presented.

Pacibekitug offers the potential to stop disease progression in the inflammatory active phase


Active phase (up to 36 months)
characterized by inflammation
Acute
Chronic
Inactive phase
characterized by fibrosis
Disease Severity[1]
Pacibekitug
Expected to be prescribed as 1L Tx
Patient Journey[2]
Endo
Ophth
Oculoplastic surgeon
Symptom onset
Treatment of ~2/3 moderate to severe patients
Referral of ~1/3 moderate to severe patients
TEPEZZA Use[2]
Limited TEPEZZA use
Majority of TEPEZZA use

[1]Adapted from Bartley, Arch Ophthalmol. (2011). [2]Tourmaline market research.

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spiriTED pivotal trial in first-line TED



Double-masked, placebo-controlled Phase 2b trial (NCT06088979)
Open label
Period A: Primary efficacy
24 weeks
n = 81
(27 / arm)
R
Pacibekitug 50 mg SC Q8W x 3
Pacibekitug 20 mg SC Q8W x 3
Placebo
Study drug dosed at Day 1, Week 8, & Week 16;
primary efficacy assessed at Week 20
Proptosis non-responders*
Proptosis responders
Period B: Extension
24 weeks
24 weeks
Pacibekitug 50 mg SC Q8W x 3
Follow-up
Follow-up

Study population:

- Moderate-to-severe TED, with proptosis ≥ 3mm above normal (based on race and gender)
- Active phase, with symptom onset ≤ 15 months, CAS ≥ 4 and positive TSI
- First-line setting, with cap on prior corticosteroid use (< 1g methylprednisolone or equivalent)

Primary efficacy endpoint:

- Proptosis response rate at week 20

Additional endpoints:

- CAS
- Diplopia
- QoL, safety, PK/PD/ADA

*Any patient who receives rescue therapy/intervention in Period A will not receive pacibekitug in Period B and will instead undergo follow-up only

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Cardiovascular Inflammation

Pacibekitug could address a critical but poorly-addressed risk factor in cardiovascular diseases 22 IL-6 driven inflammation has increasingly been validated as a critical modifiable risk factor driving residual cardiovascular risk The potential of IL-6 inhibition spans a broad range of cardiovascular indications, affecting tens of millions of patients globally Pacibekitug’s potentially best-in-class profile, including quarterly subcutaneous administration, is being evaluated in the Phase 2 TRANQUILITY study and is anticipated to be Phase 3-ready in 2025 Converging lines of human evidence across multiple settings support the transformative potential of IL- 6 inhibition IL-6 inhibition is being evaluated in multiple cardiovascular outcomes trials, and Tourmaline is well- positioned to capitalize on emerging clinical enthusiasm

1Tsao et al., Circulation (2023). *Includes coronary heart disease, heart failure and stoke; excludes hypertension CVD: Cardiovascular disease. Cardiovascular disease continues to be the largest area of unmet medical need in the US1 23 >28M CVD patients* ~10% of adults over age 20 >7.5M emergency room visits per year >5M inpatient hospitalizations per year #1 cause of death >900K annual deaths High prevalence High treatment burden Significant mortality

Many patients suffering from cardiovascular diseases continue to experience residual inflammatory risk

Differential secondary prevention treatment options for statin-treated patients[1]


Known cardiovascular disease
LDL 3.8 mmol/L (150 mg/dL)
hs-CRP 4.5 mg/L
High-intensity statin
"Residual cholesterol risk"
LDL 2.8 mmol/L (110 mg/dL)
hs-CRP 1.8 mg/L
"Residual inflammatory risk"
LDL 1.15 mmol/L (45 mg/dL)
hs-CRP 3.8 mg/L
"Lower is better"
Additional LDL reduction
Additional inflammation reduction

- A growing body of evidence supports addressing **residual inflammatory risk** in cardiovascular disease patients whose inflammation is not well-controlled on existing therapies, such as statins.
- As of August 2024, the European Society of Cardiology guidelines **recommend hs-CRP screening** for patients with suspected chronic coronary syndrome[2]

[1]Adapted from Ridker, Eur Heart J (2016). [2]Vrints et al., Eur Heart J (2024).

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Inflammation is a strong predictor of risk across several cardiovascular indications

- Landmark study of >440,000 patients with chronic inflammatory disorders
- Each of the 19 most common autoimmune diseases showed increased CV risk
- Excess risk reflected in a wide range of cardiovascular diseases beyond ASCVD
- Risk elevation was not explained by traditional risk factors such as cholesterol, body-mass index, and diabetes

Atherosclerotic diseases | **Thrombotic diseases** | **Arrythmias** | **Other**



Ischaemic heart disease
Hazard ratio 1·60 (95% CI 1·54–1·66)
Autoimmune disease cohort
Matched control cohort
Peripheral arterial disease
Hazard ratio 2·09 (95% CI 1·97–2·22)
Stroke or transient ischaemic attack
Hazard ratio 1·39 (95% CI 1·32–1·46)
Heart failure
Hazard ratio 1·72 (95% CI 1·65–1·80)
Valve disorders
Hazard ratio 1·66 (95% CI 1·58–1·74)
Venous thromboembolism or pulmonary embolism
Hazard ratio 1·58 (95% CI 1·48–1·68)
Atrial fibrillation or flutter
Hazard ratio 1·40 (95% CI 1·35–1·46)
Conduction system disease
Hazard ratio 1·58 (95% CI 1·52–1·65)
Supraventricular arrhythmias
Hazard ratio 1·62 (95% CI 1·42–1·85)
Aortic aneurysm
Hazard ratio 1·45 (95% CI 1·30–1·62)
Myocarditis and pericarditis
Hazard ratio 2·34 (95% CI 1·86–2·94)
Infective endocarditis
Hazard ratio 1·85 (95% CI 1·54–2·23)
Cumulative incidence
Time (years)

Conrad et al., Lancet (2022).
ASCVD: atherosclerotic cardiovascular disease

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Significant unmet need for targeted anti-inflammatory therapies for cardiovascular diseases

Atherothrombotic Pathways	Thrombosis	Hypertension	Atherogenic lipoproteins	Diabetes, Insulin resistance, Obesity	Inflammation
					
Biomarkers	**None readily available**	**Blood pressure**	**ApoB, Non-HDL-C, LDL-C, Triglycerides, Lipoprotein(a)**	**HbA1c, Fasting glucose, Weight**	**C-reactive protein**
Approved Therapies	Aspirin P2Y12R inhibitors Factor Xa inhibitor PAR-1 antagonist	ACEI/ARB Calcium channel blocker Thiazide diuretic Renin inhibitor Beta-blocker Mineralocorticoid antagonist	Statins PCSK9 inhibitors Icosapent ethyl NPC1L1 inhibitor ACL inhibitor Bile acid sequestrants MTP inhibitor ANGPTL3 inhibitor Apheresis	SGLT2 inhibitors GLP-1 agonists GIP/GLP-1 agonist	Colchicine
Therapies in Development	Factor XI/XIa inhibitors	Angiotensinogen inhibitor Aldosterone synthase inhibitors Endothelin antagonist Renal denervation Baroreceptor activation	CEPT inhibitor Lipoprotein(a) inhibitors ApoC3 inhibitor Fibrates CRISPR PCSK9 base editing	GIP/GLP-1/glucagon agonists Amylin agonists GIP-1/amylin agonists	IL-6 inhibitors NLRP3 inhibitors

ACEI: angiotensin-converting enzyme inhibitor, ANGPTL3: angiopoietin-like protein 3, ApoB: apolipoprotein B, ARB: angiotensin receptor blocker, GLP-1: glucagon-like peptide-1, MTP: microsomal triglyceride transfer protein, NPC1L1: Niemann-Pick C1-Like 1, PAR: protease-activated receptors, PCSK9: proprotein convertase subtilisin/ kexin type 9, SGLT2: sodium-glucose cotransporter 2

TOURMALINE
26

Research increasingly highlights inflammation as a driver of CV risk and supports therapeutic potential of IL-6 inhibition 27

IL-6 inhibition has the potential to address millions of patients across a wide range of inflammation mediated CV conditions



Estimated US prevalence (2024)[1]
Populations are not mutually exclusive
ASCVD – Total
~55%
25M
CAD
~55%
18M
Ischemic stroke
~60%
8.5M
ASCVD + CKD G3/4
~55%
5.5M
PAD
~55%
3.7M
Acute MI*
100%
900K
Acute ischemic stroke*
~55%
800K
HF - Total
~60%
7.0M
HFpEF
~60%
3.2M
HFrEF
~60%
3.2M
HFmrEF
~60%
600K
Acute HF*
~75%
1.3M
AAA - Total
~75%
2.5M
AAA 3.5 to <5.0 cm
~75%
900K
Key
Elevated hs-CRP
Normal hs-CRP

[1]Publications available upon request. *Annual incidence

AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. CAD: coronary artery disease. CKD: chronic kidney disease. HF: heart failure. HFmrEF: Heart Failure with Mid-Range Ejection Fraction. HFpEF: heart failure with preserved ejection fraction. HFrEF: heart failure with reduced ejection fraction. MI: myocardial infarction. PAD: peripheral artery disease.

TOURMALINE

28

ASCVD: atherosclerotic cardiovascular disease Convergence of human evidence supports therapeutic potential of IL-6 inhibition for ASCVD 29 Evidence suggests IL-6 may drive ASCVD risk Human genetic evidence Epidemiological evidence Clinical trial evidence

Human genetic studies provide initial support for IL-6 pathway inhibition to lower ASCVD risk

Concordance between results of human genetic studies and randomized clinical trials

Therapeutic target	Genetic Result	RCT Result
Lowering LDL-C to lower ASCVD risk[1,2]	Positive	Positive
Inhibiting IL-6 to treat polymyalgia rheumatica[3,4]	Positive	Positive
Lowering blood pressure to lower ASCVD risk[5,6]	Positive	Positive
Raising HDL-C to lower ASCVD risk[7,8]	Negative	Negative
Inhibiting LpPLA2 to lower ASCVD risk[9,10]	Negative	Negative
Inhibiting TNFα to treat multiple sclerosis[11,12]	Negative (harm)	Negative (harm)
Inhibiting IL-6 to lower ASCVD risk[13]	Positive	Trials Ongoing

"Probability of success for drug mechanisms with genetic support is 2.6 times greater than those without."[14]

TOURMALINE

[1]Ference et al., J. Am. Coll. Cardiol. (2012). [2]Casula et al., Pharm. Res. (2019). [3]Zhao et al., Ann Rheum Dis (2022). [4]Spiera eta al. N Engl Med (2023). [5]Wan et al., Hypertension (2021). [6]The Blood Pressure Lowering Treatment Trialists' Collaboration, Lancet (2021). [7]Voight et al., Lancet (2012). [8]Keene et al., BMJ (2014). [9]Gregson et al., Eur J Prev Cardiol. (2017). [10]Fras et al., Arch Med Sci. (2021). [11]Kang et al., Neurology (2021). [12]Lenercept Multiple Sclerosis Study Group, Neurology (1999). [13]Levin et al, Circulation Research (2021). [14]Minikel et al., Nature (2024).

30

Hazard ratios shown. Major adverse cardiovascular events (MACE) include myocardial infarction, stroke, coronary revascularization, cardiovascular (CV) death. CKD: chronic kidney disease. hs-CRP: high-sensitivity C-reactive protein. LDL: low-density lipoprotein cholesterol. Certain data in this presentation are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. 1Ridker et al., Lancet (2023). 2Ridker et al., Circulation (2023). 3Ridker et al., Eur Heart J (2022). Multiple observational studies show inflammation predicts future MACE even better than cholesterol in high-risk populations 31 0.8 1.0 1.2 1.4 1.6 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 LDL-C hs-CRP Risk of Major Adverse CV Events ASCVD or high risk of ASCVD1 (n=31,245) LDL-C hs-CRP LDL-C hs-CRP 0.8 1.3 1.8 2.3 2.8 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Risk of CV Death (downstream biomarker of IL-6 activity) CANTOS CKD Subgroup3 (n=9,151) CLEAR-Outcomes2 (n=13,970) 1 2 3 41 2 3 4 1 2 3 41 2 3 4 1 2 3 41 2 3 4 1 2 3 41 2 3 4 1 2 3 41 2 3 4 1 2 3 41 2 3 4 uartile uartile uartile uartile uartile uartile Quartile Quartile Quartile Quartile Quartile Quartile hs-CRP LDL-C

1Women’s Health Study. MACE: CV death, MI, stroke, coronary revascularization. Increased risk defined as 1-relative risk, compared to lowest quintile of Lp(a) and hs-CRP population, adjusted for age, initial randomization treatment group, smoking (current, past, never), presence of diabetes, and Framingham blood pressure categories. Table 2. Ridker et al, NEJM (2024). Emerging evidence suggests that hs-CRP is more strongly associated with MACE than both LDL and Lp(a) 32 1.00 1.01 0.94 1.04 1.33 1.00 1.00 1.07 1.23 1.36 1.00 1.11 1.19 1.38 1.70 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 Quintile 1 Quintile 2 Quintile 3 Quintile 4 Quintile 5 Lp(a) LDL-C hs-CRP Risk of MACE (95% CI) 30-year longitudinal data from the Women’s Health Study1 (n=27,929) Late breaking data presented at European Society of Cardiology 2024 Congress and simultaneously published in the New England Journal of Medicine

Analysis of CANTOS implicates IL-6 as a key ASCVD risk factor

Greater IL-6 pathway inhibition associated with greater CV benefit

Canakinumab Anti-inflammatory Thrombosis Outcomes Study (CANTOS) Trial Design[1]

10,061 patients
- Stable CAD (post MI)
- On Statin, ACE/ARB, BB, ASA
- hs-CRP ≥2 mg/L

→ Canakinumab 50 mg Q3M, n = 2,170
→ Canakinumab 150 mg Q3M, n = 2,284
→ Canakinumab 300 mg Q3M, n = 2,263
→ Placebo Q3M, n = 3,344

Primary endpoint:
Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke)

On-treatment analysis:
- Reduction in MACE & CV death stratified by on treatment hs-CRP reduction (pre-specified)
- Reduction in MACE & CV death stratified by on treatment IL-6 reduction

IL-1β is upstream of IL-6[2]



NLRP3
Inflammasome
NLRP inflammasome inhibitors
colchicine
IL-1β
canakinumab
IL-6
pacibekitug
ziltivekimab
clazakizumab
C-reactive protein
(marker of inflammation)
Lipoprotein(a)
Fibrinogen
PAI-1
Pro-
clotting
+
-
Anti-
fibrinolytic

TOURMALINE

[1]Ridker et al., N. Engl. J. Med. (2017). [2]Adapted from Ridker et al., Circ. Res. (2016), Arnold et al., Eur. J. Cardiol. (2021) and Muller et al., J Lipid Res (2015)

33

Reduction in MACE shown as 1-Hazard Ratio. ITT: intent to treat. MACE: major adverse cardiovascular events including CV death, myocardial infarction (MI), stroke. n.s.: not statistically significant. ITT CANTOS analysis presents data for 150mg dose group; values for CANTOS subanalyses combine all doses (50, 150, 300 mg). Ridker et al., NEJM (2017). Ridker et al., Lancet (2018). Adjusted for age, gender, smoking, hypertension, diabetes, BMI, baseline hs-CRP, baseline LDL-C. Ridker et al., Eur Heart J (2018). Adjusted for age, gender, smoking, hypertension, diabetes, BMI, baseline IL-6, baseline LDL-C. Ridker et al., JACC (2018). Lessons from canakinumab (anti-IL-1β mAb): “Lower is better” for downstream biomarkers of IL-6 activity 34 On-treatment On-treatment -15% -25% -30% -35% -60% -50% -40% -30% -20% -10% 0% R e d u c ti o n i n M A C E IL-6 low tertile hs-CRP <2 mg/L CKD ITT hs-CRP <2 mg/L R e d u c ti o n i n C V D e a th IL-6 low tertile hs-CRP <2 mg/L hs-CRP <2 mg/L -12% -31% -34% -59% -60% -50% -40% -30% -20% -10% 0% ITT CKD n.s.

Reduction in MACE shown as 1-Hazard Ratio. MACE: major adverse cardiovascular events including CV death, myocardial infarction (MI), stroke except for: ODYSSEY OUTCOMES (all death, MI, ischemic stroke); COLCOT (CV death, MI, stroke, resuscitated cardiac arrest); LoDoCo2 (CV death, MI, ischemic stroke); main CANTOS analysis presents data for 150mg dose group; values for CANTOS subanalyses combine all doses (50, 150, 300mg); control arms were placebo + background SoC. Certain data in this slide are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. NNT (number needed to treat) values obtained from absolute risk extracted from Kaplan-Meier figures via webplotdigitizer, unless directly reported. NNT for IL-6 < median shown; not reported for IL-6 low tertile. The information on this slide is based on Tourmaline-generated analysis of third-party data and is being presented for hypothesis generating purposes only. As a result, the actual MACE risk reduction hypothesized may be more or less than the data presented in this slide. Publications available upon request. Lessons from canakinumab (anti-IL-1β mAb): Robust inhibition of IL-6 pathway has transformative potential in ASCVD 35 -30% -35% -14% -15% -15% -20% -20% -26% -28% -50% -40% -30% -20% -10% 0% R e d u c ti o n i n M A C E IL-6 low tertile hs-CRP <2 mg/L CKD Alirocumab ODYSSEY Bempedoic acid CLEAR Colchicine COLCOT Evolocumab FOURIER Semaglutide SELECT Icosapent ethyl REDUCE-IT Colchicine LoDoCo2 3-year estimates for NNT (number needed to treat) support transformative potential and efficient Phase 3 study designs 14 20 63 CANTOS: On-treatment 57368350nr85

-17% -47% -59% -68% -4% -76% -88% -91% 19% -86% -90% -92%-100% -80% -60% -40% -20% 0% 20% PBO 50 mg 150 mg 300 mg PBO 7.5 mg 15 mg 30 mg PBO 2.5 mg 5 mg 10 mg 1Ridker et al., NEJM (2017). 2Ridker et al., Lancet (2021). 3Chertow, Nature (2024). Certain data in this presentation are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein. In independent studies, direct IL-6 inhibition lowered hs-CRP more than upstream IL-1β blockade 36 M e d ia n % r e d u c ti o n i n h s -C R P (W e e k 1 2 ) Ziltivekimab Monthly (Phase 2 RESCUE)2 Canakinumab Quarterly (Phase 3 CANTOS)1 Direct IL-6 inhibition achieved ~2x placebo-adjusted reductions in hs-CRP compared to upstream IL-1β Clazakizumab Monthly (Phase 2b)3

Five Phase 3 CVOTs enrolling >24,000 patients

novo nordisk	novo nordisk	novo nordisk	novo nordisk	CSL
ZEUS: ASCVD w/CKD[1]	**ARTEMIS: acute MI[2]**	**ATHENA: HFpEF[3]**	**HERMES: HFpEF[4]**	**POSIBIL6: ESKD[5]**
6,200 patients • ASCVD • CKD stage 3-4 • hs-CRP ≥2 mg/L 1:1 Ziltivekimab 15 mg QM + Standard of Care Placebo QM + Standard of Care	**10,000 patients** • Acute MI • First dose within 24 or 48 hrs 1:1 Ziltivekimab loading dose 1 followed by dose 2 QM + Standard of Care Placebo QM + Standard of Care	**680 patients** • HF Class II-III • hs-CRP ≥2 mg/L 1:1 Ziltivekimab QM + Standard of Care Placebo QM + Standard of Care	**5,600 patients** • HF Class II-IV • hs-CRP ≥2 mg/L 1:1 Ziltivekimab 15 mg QM + Standard of Care Placebo QM + Standard of Care	**2,310 patients** • ESKD • Diabetes or ASCVD • hs-CRP ≥2 mg/L 1:1 Clazakizumab 5 mg Q4W + Standard of Care Placebo Q4W + Standard of Care
Primary endpoint: Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke) **Secondary endpoints:** • Time to first occurrence of expanded MACE (above plus urgent coronary revascularization) • Number of hospitalizations for HF or urgent HF visits • Time to occurrence of CV death • Time to first occurrence of composite CKD endpoint	**Primary endpoint:** Time to the first occurrence of MACE (CV death, non-fatal MI, or non-fatal stroke) **Secondary endpoints:** • Number of CV death, non-fatal MI, non-fatal stroke • Time to first occurrence of composite MACE consisting of: all-cause mortality, non-fatal MI, and non-fatal stroke • Time to first occurrence of MI (fatal and non-fatal) • Time to occurrence of CV death	**Primary endpoint:** Change in KCCQ-CSS at 1 year **Secondary endpoints:** • Participant achieving threshold for clinically meaningful within-participant change in KCCQ CSS • Participant achieving threshold for clinically meaningful within-participant change in 6-minute walk distance (6MWD) • Participants improving 5 points or more in KCCQ-CSS	**Primary endpoint:** Time to first occurrence of a composite HF endpoint (CV death, HF hospitalization, or urgent HF visit) **Secondary endpoints:** • Time to first occurrence of 4-point composite HF endpoint (CV death, HF hospitalization or urgent HF visit, non-fatal MI, non-fatal stroke) • Number of CV deaths, HF hospitalizations or urgent HF visits • Time to occurrence of CV death	**Primary endpoint:** Time to first occurrence of CV death or MI **Secondary endpoints:** • Time to first occurrence of all-cause death or MI • Time to first occurrence of CV death, MI, or ischemic stroke • Time to first occurrence of CV death

Topline data readouts expected

2025	2026	2026	2027	2028

TOURMALINE

The timing of clinical trial milestones are subject to change.
ASCVD: atherosclerotic cardiovascular disease. CKD: chronic kidney disease. CVOT: cardiovascular outcome trial. ESKD: End Stage Kidney Disease. HFpEF: heart failure with preserved ejection fraction. MACE: major adverse cardiovascular event. MI: myocardial infarction.
[1]Clinicaltrials.gov: NCT05021835. [2]Clinicaltrials.gov: NCT06118281. [3]Clinicaltrials.gov: NCT06200207 [4]Clinicaltrials.gov: NCT05636176 [5]Clinicaltrials.gov: NCT05485961 (Phase 3 portion only)

37

Pacibekitug designed to offer best-in-class potential profile in cardiovascular diseases

	Pacibekitug	Ziltivekimab	Clazakizumab
Company	TOURMALINE	novo nordisk	CSL
Monoclonal antibody	**fully human (IgG2) Medarex UltiMAb platform**	fully human (IgG1k, YTE mutation)	humanized rabbit (IgG1k)
Anti-drug antibodies[1]	**0-1%**	6-13%[3,4]	0-10%[7-9]
Route of administration[2]	**SC 0.6 mL**	SC[5,6] 1.0 mL	IV[10]
Longest dosing intervals in completed studies	**Q8W (SLE, CD)**	Q4W (NDD-CKD)[5,6]	Q4W[10] (HD-CKD)
Targeted dosing intervals	**Quarterly**	Monthly	Monthly

TOURMALINE

CD: Crohn's disease, CKD: chronic kidney disease, HD: hemodialysis, NDD: non-dialysis dependent, SLE: systemic lupus erythematosus. [1]Incidence of ADAs in repeat-dose studies calculated as reported per dosing arm. [2]Route of administration in planned or ongoing studies in patients with or at high-risk of ASCVD. [3]Clinicaltrials.gov NCT03926117. [4]Pergola et al., JASN (2021). [5]Ridker et al., Lancet (2021). [6]Wada et al., J Cardiol (2023). [7]Clinicaltrials.gov NCT01490450. [8]Clinicaltrials.gov NCT01545050. [9]Weinblatt et al., Arthritis Rheum (2015). [10]Clinicaltrials.gov NCT05485961.
Data reported in publications or on clinicaltrials.gov as detailed above. No head-to-head studies have been conducted between the mabs shown here, which have each been evaluated in different populations.

38

CRP: C-reactive protein, CD: Crohn’s disease, OLE: open-label extension, RA: rheumatoid arthritis, SLE: systemic lupus erythematosus. Rheumatoid arthritis: B0151002 study report. Table 14.4.7.1.1. Median baseline CRP 9.0 mg/L. Key eligibility: active disease, background methotrexate. Crohn’s disease: B0151003 study report. Table 14.2.4.1.3. Median baseline hs-CRP 21.1 mg/L. Key eligibility: active disease, failed/intolerant to anti-TNFα. CD OLE B0151005 study report. Table 14.2.4.1. Median pre-baseline hs-CRP 16.4 mg/L, baseline hs-CRP 4.0 mg/L. Systemic lupus erythematosus: B0151006 study report. Table 14.3.4.1.5. Median baseline hs-CRP 2.2 mg/L. Pacibekitug achieved robust and durable suppression of CRP in patients with high-grade inflammatory autoimmune disorders 39 Dosing: 0 2 4 6 8 10 0 4 8 12 16 20 0 5 10 15 20 0 4 8 12 Phase 1 RA IV 10 mg (n=6) Phase 2 CD SC 50 mg (n=71) M e d ia n C -r e a c ti v e p ro te in ( m g /L ) Weeks Weeks 0 5 10 15 20 -8 -4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 Phase 2 CD OLE SC 50 mg or 50→100 mg (n=91; n=100) Pre Weeks 0 2 4 6 8 10 0 4 8 12 16 20 24 Phase 2 SLE SC 50 mg (n=47) Weeks

PK/PD modeling supports potential for quarterly dosing of pacibekitug SC in ASCVD

Results of PK/PD model developed from five studies in patients with RA, SLE, CD and healthy volunteers

Median % reduction in hs-CRP



Quarterly
Monthly
50 mg
25 mg
15 mg
0%
-100%
>85%
>80%
>90%

% achieving hs-CRP <2 mg/L



Quarterly
Monthly
50 mg
25 mg
15 mg
100%
0%
>90%
>85%
>90%

% achieving ↓hs-CRP >50%



Quarterly
Monthly
50 mg
25 mg
15 mg
100%
0%
>90%
>90%
>90%

Ziltivekimab 15 mg monthly[1]
median % reduction: 88% | % achieving hs-CRP<2 mg/L: 82% | % achieving ↓hs-CRP>50%: 89%

Clazakizumab 5 mg monthly[2]
median % reduction: 90% | % achieving hs-CRP<2 mg/L: 82% | % achieving ↓hs-CRP>50%: 92%

TOURMALINE

ASCVD: atherosclerotic cardiovascular disease, RA: rheumatoid arthritis, SLE: systemic lupus erythematosus, CD: Crohn's disease. The PK and PK/PD models for pacibekitug were developed based on the data from 5 clinical studies (two phase 1 studies in healthy volunteers, one phase 1 study in RA, one phase 2 study in SLE, and one phase 2 study in CD). A two-compartment model with first-order absorption and linear elimination and a mechanism-based indirect response model (in a relationship on CRP) adequately described the PK and PK/PD relationships, respectively. Simulations were performed assuming an RA-like population with baseline CRP >2 mg/L to 10 mg/L. Results at Day 90 are shown. [1]Ridker et al., Lancet (2021). [2]Chertow, Nature (2024). Results after 12 weeks of treatment are shown. Certain data in this slide are based on a cross-trial comparison and are not based on head-to-head clinical trials. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences in outcomes. Results of head-to-head comparisons may differ significantly from those set forth herein.

40

TRANQUILITY Phase 2 trial supporting development in ASCVD

Double-blinded, placebo-controlled Phase 2 trial (NCT06362759)



n = 120
(30 / arm)
R
Treatment period
6 months
Pacibekitug 50 mg SC quarterly
Pacibekitug 25 mg SC quarterly
Pacibekitug 15 mg SC monthly
Placebo
Safety follow-up period
6 months
Follow-up

Study population:

- CKD stage G3-4 (eGFR 15-59 ml/min/1.73m^2)
- hs-CRP ≥2 mg/L and <15 mg/L
- Exclude patients at higher risk for safety complications (e.g., immunocompromised patients)

Primary efficacy endpoint:

- Change from baseline in hs-CRP

Additional endpoints:

- Other pharmacodynamic markers: serum amyloid A, fibrinogen, lipoprotein(a), and other biomarkers
- Safety and tolerability

TOURMALINE
41

The timing of regulatory and clinical trial milestones are subject to change and additional discussion with the FDA AE: autoimmune encephalitis; AMI: acute myocardial infarction; ASCVD: atherosclerotic cardiovascular disease; HFpEF: heart failure with preserved ejection fraction. MOGAD: myelin oligodendrocyte glycoprotein antibody-associated disease; Satra: satralizumab; TED: thyroid eye disease; Zilti: ziltivekimab Key milestones expected through 2026 42 ❑ H1 2024: Initiate CV Phase 2 trial ❑ H1 2025: CV Phase 2 topline data Cash runway expected into 2027 FcRn+ Cardiovascular Inflammation ❑ H2 2024: Initiate pivotal TED Phase 3 trial ❑ 2026: TED Phase 3 topline data❑ 2025: spiriTED Phase 2b topline data ➢ 2026: Zilti AMI Phase 3 (ARTEMIS) topline data  ➢ 2026: Satra AE Phase 3 (CIELO) topline data ➢ 2025: Satra TED Phase 3 (Satra- GO) topline data ➢ 2025: Zilti ASCVD in CKD Phase 3 (ZEUS) topline data 2024 2025 2026 ➢ 2026: Zilti HFpEF Phase 3 (ATHENA) topline data ➢ 2026: Satra MOGAD Phase 3 (METEOROID) topline data Expect to announce at least one additional indication in 2024 Milestones key: ❑ Internal ➢ External